Income Taxes (Details 1) - USD ($)	12 Months Ended
	Dec. 31, 2017	Dec. 31, 2016
Income Tax Disclosure [Abstract]
Expected income tax benefit at federal statutory tax rate	$ (1,082,444)	$ (1,111,773)
State income taxes, net of federal benefit	(208,619)	(241,899)
Change in fair value of warrant	(268,519)	(452,930)
Change in valuation allowance	(344,321)	1,720,620
Stock Compensation	73,881	83,332
Other Perm Difference	12	4,250
Tax Cuts and Jobs Act	1,831,610	0
Provision for Income Taxes	$ 1,600	$ 1,600